UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2023

Angel Oak Mortgage, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40495	37-1892154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3344 Peachtree Road Northeast, Suite 1725, Atlanta, Georgia 30326
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AOMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2023, Angel Oak Mortgage, Inc. (the “Company”) filed with the State Department of Assessments and Taxation of Maryland Articles of Amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to change its corporate name from Angel Oak Mortgage, Inc. to Angel Oak Mortgage REIT, Inc. The Amendment shall become effective on March 10, 2023. A copy of the Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

In connection with the Amendment, the Company’s board of directors amended and restated its bylaws solely to reflect the corporate name change from Angel Oak Mortgage, Inc. to Angel Oak Mortgage REIT, Inc., which shall also become effective on March 10, 2023. No other changes were made to the Company’s bylaws. A copy of the Third Amended and Restated Bylaws reflecting the Amendment is attached as Exhibit 3.2 hereto and incorporated herein by reference.

The Company’s common stock will continue to trade on the New York Stock Exchange under the ticker symbol “AOMR”. There will be no change to the CUSIP number for the Company’s common stock.

Item 7.01    Regulation FD Disclosure.

On March 1, 2023, the Company issued a press release announcing its name change referred to in Item 5.03 above. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and the attached Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.

Exhibit 3.1	Articles of Amendment of the Company, dated March 1, 2023
Exhibit 3.2	Third Amended and Restated Bylaws of the Company, effective as of March 10, 2023
Exhibit 99.1	Press Release dated March 1, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2023	ANGEL OAK MORTGAGE, INC.

By: /s/ Brandon Filson
Name: Brandon Filson
Title: Chief Financial Officer and Treasurer